Exhibit 99.1
Merrill Lynch Global Pharmaceutical, Biotechnology & Medical Device Conference February 9, 2006

The Securities and Exchange Commission encourages companies to disclose forward-looking information so that investors can better understand a company's future prospects and make informed investment decisions. This presentation contains these types of statements, which are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "estimates," "expects," "projects," "intends," "plans," "believes" and words and terms of similar substance used in connection with any discussion of future operating results or financial performance identify forward-looking statements. All forward-looking statements reflect management's present expectations of future events and are subject to a number of important factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. Important factors that could cause actual results to differ materially from the results predicted include challenges presented by our acquisitions; economic and political risks related to our international operations; changes in the healthcare industry; the impact of government regulation; dependence on our customers' research and development efforts; and changes or disruptions in our relationships with our customers, suppliers and key employees, together with other potential risks and uncertainties, all of which are detailed under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Fisher Scientific International Inc.'s December 31st, 2004 Annual Report on SEC Form 10-K. Please refer to the supplementary information table on our website at www.fisherscientific.com under "Investor Presentations" for a reconciliation of the adjusted amounts presented herein to generally accepted accounting principles. Safe Harbor Statement and Regulation G Statement

The World Leader in Serving Science Leading supplier to scientific markets One-stop shop for the scientist Reducing complexity in the lab

Sales Operating Margin* Stock Price Equity Market Cap. Track Record of Accomplishment 1991 2006F $0.8 5.2% $3 $0.2 * Excludes impact of restructuring and non-recurring items and amortization of goodwill. ** Midpoint of guidance as of February 9, 2006. Excludes equity compensation expense related to FAS 123r and results of Lab Workstations. $5.9 14.2% $69 $8.9 ($ in billions, except per share amounts) ** Change 15% CAGR +900 bps 25% CAGR 30% CAGR **

Markets Served Global Market: $50 Billion Long Term Growth Rate: 5 - 8% Bipharma 7 Safety 12 Clinical 10 Scientific Research 23 U.S. Clinical Lab ($10 billion) U.S. Lab Safety and Personal Protection ($12 billion) Global Scientific Research ($23 billion) Global Biopharma Production ($5 billion) No Customer > 3% of Sales Revenues by Customer Segment Serving Large and Growing Markets Pharma 0.25 Hospitals 0.15 Reference Labs / Other 0.08 Other 0.25 Government 0.09 Medical Research 0.08 Colleges and Universities 0.13 Pharma / Biotech (25%) Colleges & Universities (13%) Medical Research (6%) Other Scientific Research (25%) Hospitals (15%) Reference Labs ( 7%) Government (9%)

Customer Value Proposition Global operations Increasing complexity Cost pressures Customer Dynamics Fisher Value Proposition Broad product offering Global capabilities Suite of value-added services Cost reductions Accelerated product development Customer Benefits

Leverage Channel Position Other Suppliers Customers Proprietary Products Value-Added Services

2001 2002 2003 2004 2005 2006F CAGR: 35% 8 * Free cash flow is defined as cash flow from operating activities less capital expenditures. See Supplementary Financial Information. Midpoint of 2006 guidance range of $525-$550 million as of February 9, 2006. Significant Free Cash Flow Generation *

* Range of 2006 guidance as of February 9, 2006. Excludes equity compensation expense related to FAS 123r and results of Lab Workstations. Excludes restructuring and non-recurring items and amortization of goodwill. See Supplementary Financial Information. CAGR: 26% Attractive Earnings per Share Growth * 2001 2002 2003 2004 2005 2006F $4.05- $4.20 $1.40 $1.86 $3.85 $4.35- $4.50 EPS Cash EPS 9 Operating Margin 7.3% 7.5% 7.7% 10.2% 13.2% 14.2% $2.49 $3.12

Investment Highlights Leader in large and growing markets Proven track record Strong platform for growth Significant cash flow generation

The World Leader in Serving Science

(in millions, except per share amounts) Supplementary Financial Information 12